EXHIBIT 1
                                                                       ---------





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                               NEXEN SAVINGS PLAN

                                    EXHIBIT 1
                                       TO
                           ANNUAL REPORT ON FORM 11-K



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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 11-K into the Company's previously filed Registration Statement File No. 33-28346 and 33-79666. It should be noted that we have not audited any financial statements of the Company subsequent to December 31, 2002 or performed any audit procedure subsequent to the date of our report.

                                        WEAVER & TIDWELL, L.L.P.


Dallas, Texas
June 23, 2003